UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 9, 2017

Waters Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

01-14010	13-3668640
(Commission File Number)	(IRS Employer Identification No.)

34 Maple Street, Milford, Massachusetts	01757
(Address of Principal Executive Offices)	(Zip Code)

(508) 478-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

A total of 70,637,773 shares were present or represented by proxy at the annual meeting of stockholders of Waters Corporation (the “Company”) on May 9, 2017, representing approximately 88.2% of all shares entitled to vote. The final results of voting on each of the matters submitted to a vote of stockholders during the annual meeting are as follows:

PROPOSAL 1. ELECTION OF DIRECTORS
	For	Withheld	Broker Non-Votes
Election of Directors:
Douglas A. Berthiaume	65,699,924	2,240,181	2,697,668
Christopher J. O’Connell	66,363,387	1,576,718	2,697,668
Michael J. Berendt, Ph.D.	61,679,658	6,260,447	2,697,668
Edward Conard	63,531,312	4,408,793	2,697,668
Laurie H. Glimcher, M.D.	63,415,333	4,524,772	2,697,668
Christopher A. Kuebler	66,652,433	1,287,672	2,697,668
William J. Miller	62,584,764	5,355,344	2,697,665
JoAnn A. Reed	66,952,447	987,658	2,697,668
Thomas P. Salice	62,221,588	5,718,517	2,697,668

In accordance with the Company’s Amended and Restated Bylaws and pursuant to the foregoing vote, each of the nominated directors was re-elected to the Company’s board of directors.

PROPOSAL 2. RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
	For	Against	Abstain	Broker Non-Votes

Pursuant to the foregoing vote, the ratification of the selection of PricewaterhouseCoopers as the Company’s independent registered public accounting firm was approved.	68,980,550	1,624,623	32,600	—

PROPOSAL 3. NON-BINDING VOTE ON EXECUTIVE COMPENSATION
	For	Against	Abstain	Broker Non-Votes

Pursuant to the foregoing vote, the stockholders adopted a non-binding advisory resolution indicating their approval of the compensation paid to the Company’s named executive officers.	58,635,537	9,258,902	45,560	2,697,774

PROPOSAL 4. NON-BINDING VOTE ON THE FREQUENCY OF FUTURE EXECUTIVE COMPENSATION VOTES
	Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes

The Board of Directors of the Company reviewed and considered the results of the advisory vote as well as general market practices, and determined that the Company will include an advisory vote on executive compensation in the Company’s proxy materials once every year until such time as another advisory vote on the frequency of such non-binding advisory votes on executive compensation votes is held, in accordance with Section 14A(a)(2) of the Securities Exchange Act of 1934, as amended.	62,804,067	23,977	5,075,194	36,762	2,697,773

PROPOSAL 5. REAPPROVE MATERIAL TERMS OF PERFORMANCE GOALS AND RELATED PROVISIONS UNDER THE 2012 EQUITY INCENTIVE PLAN FOR PURPOSES OF 162(M) OF THE INTERNAL REVENUE CODE
	For	Against	Abstain	Broker Non-Votes

Pursuant to the foregoing vote, the Company’s stockholders reapproved the material terms of the performance goals and related provisions under the 2012 Equity incentive plan for purposes of section 162(m) of the internal revenue code.	66,244,885	1,664,198	30,916	2,697,774

PROPOSAL 6. CONSIDERATION OF A SHAREHOLDER PROPOSAL TO ADOPT A PROXY ACCESS BYLAW
	For	Against	Abstain	Broker Non-Votes

Pursuant to the foregoing vote, the Company’s stockholders approved the shareholder proposal asking the Company’s board of directors to take the steps necessary to adopt a proxy access bylaw.	54,951,662	6,545,859	6,442,582	2,697,670

Item 8.01 Other Events

On May 9, 2017, the Board of Directors of the Company authorized the Company to repurchase up to $1,000,000,000 of its outstanding common stock over a three-year period. The Company’s prior share repurchase program, which was authorized in May 2014 and set to expire in May 2017, that authorized the Company to repurchase up to $750,000,000 of its outstanding common stock, has been extended and will be completed before utilizing the new authorization. As of May 9, 2017 there was $31,000,000 remaining under that program.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERS CORPORATION

Dated: May 11, 2017	By:	/s/ SHERRY L. BUCK
		Name:	Sherry L. Buck
		Title:	Senior Vice President and Chief Financial Officer